SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                  FORM 8-K

                              CURRENT REPORT


                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934





Date of Report (Date of earliest event reported):  April 17, 1996



                          The Stanley Works
               (Exact name of registrant as specified in charter)


  Connecticut               1-5224              06-058860
(State or other          (Commission         (IRS Employer
jurisdiction of          File Number)        Identification No.)
incorporation)



1000 Stanley Drive, New Britain, Connecticut            06053
(Address of principal executive offices)               (Zip Code)



Registrant's telephone number, including area code:(860) 225-5111




                         Not Applicable
   (Former name or former address, if changed since last report)










                               Page 1 of 27 pages
                    Exhibit Index is located on Page 4

     Item 5.   Other Events.


               1. On April 17, 1996, the Registrant issued three press releases.

               Attached as Exhibits (20)(i), (20)(ii), and (20)(iii) are copies of the Registrant's press releases.These Exhibits are incorporated herein by reference.

               2. On April 17, 1996, the Board of Directors of the Registrant amended the Corporations Bylaws to reflect various minor changes.




               Attached as Exhibit 3(i) is a copy of the amended
Bylaws.  This Exhibit is incorporated herein by reference.


     Item 7.   Financial Statements, Pro Forma Financial
               Information and Exhibits.

          (c)  3(i)      Bylaws.

               20(i)     Press release dated April 17, 1996
                         announcing Stanley s first quarter
                         results.

               20 (ii)   Press release dated April 17, 1996
                         announcing CEO retirement plans.

               20 (iii)  Press release dated April 17, 1996
                         announcing board of directors vote a
                         2-for-1 stock split.



















                               Page 2 of 27 pages

                               SIGNATURE




Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized



                                   THE STANLEY WORKS



Date: April 18, 1996               By:  Stephen S. Weddle
                                   Name:     Stephen S. Weddle
                                   Title:    Vice President,
                                             General Counsel and
                                             Secretary

































                               Page 3 of
                                27 pages


                               EXHIBIT INDEX

                        Current Report on Form 8-K
                           Dated April 17, 1996



          Exhibit No.                                Page

          3 (i)                                       5


          (20)(i)                                      20


          (20) (ii)                                    25


          (20) (iii)                                   27






































                               Page 4 of
                                27 pages